Registration Nos. 333-129342

811-21829

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 63	☒

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 67

(Check appropriate box or boxes)

BBH TRUST

(Exact Name of Registrant as Specified in Charter)

140 Broadway

New York, New York 10005

( Address of Principal Executive Offices) (Zip Code)

(800) 575-1265

Registrant’s Telephone Number, including Area Code:

Corporation Services Company

2711 Centerville Road, Suite 400

Wilmington, Delaware  19808

(Name and Address of Agent for Service)

Copies to:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004-2541

Attn: W. John McGuire, Esq.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On November 1, 2016 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

NOVEMBER 1, 2016

BBH U.S. GOVERNMENT MONEY MARKET FUND
(Formerly THE BBH MONEY MARKET FUND)

REGULAR SHARES (Ticker BBMXX)
INSTITUTIONAL SHARES (Ticker BBSXX)

These securities have not been approved or disapproved by the U.S. Securities And Exchange Commission (“SEC”) or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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I.	BBH U.S. GOVERNMENT MONEY MARKET FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the BBH U.S. Government Money Market Fund (formerly the BBH Money Market Fund) (the “Fund”) is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Regular Shares and Institutional Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Regular Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Regular Shares	Institutional Shares
Management Fees	0.23%	0.23%
Distribution (12b-1) Fees	None	None
Other Expenses	0.25%	0.02%
Total Annual Fund Operating Expenses	0.48%	0.25%

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EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Regular Shares and Institutional Shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund’s Regular Shares and Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Regular Shares and Institutional Shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Regular Shares	$49	$154	$269	$604
Institutional Shares	$26	$81	$141	$318

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 99.5% of its total assets in cash and short-term U.S. Treasury securities and securities issued by U.S. government agencies or government-sponsored enterprises and repurchase agreements fully collateralized by such instruments. Additionally, under normal circumstances, at least 80% of the value of the Fund’s net assets will be invested in U.S. government securities and repurchase agreements fully collateralized by U.S. government securities. At the time of purchase, a portfolio investment must present minimal credit risk in accordance with procedures adopted by the Fund’s Board of Trustees (the “Board”) and pursuant to certain factors prescribed by Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”). These investments may have fixed, floating or variable rates of interest. In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the 1940 Act.

In selecting securities, the Fund’s investment adviser seeks to maximize current income within the limits of the Fund’s credit, maturity and diversification policies. Some of these policies may be stricter than required

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by applicable federal regulation. As a U.S. government money market fund, in order to preserve the value of investors’ capital, the Fund seeks to maintain a stable $1.00 net asset value (“NAV”) per share price.

PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed in alphabetical order and described below. There can be no assurance that the Fund will achieve its investment objective.

Credit Risk:

Credit risk refers to the likelihood that an issuer, guarantor, or counterparty to a debt obligation will default on interest or principal payments.

Interest Rate Risk:

This is the risk associated with the price fluctuation of a security in response to changes in interest rates and the possibility that the Fund’s yield may decline if interest rates decline.

Management Risk:

This is the risk that the securities selected by the investment adviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Market Risk:

This is the risk that the prices of and the income generated by the Fund’s securities may decline due to changing economic, political or market conditions, or due to interest rate fluctuations.

Regulatory Risk:

The SEC and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of the Fund.

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Repurchase Agreement Risk:

This is the risk that the other party to a repurchase agreement will default on its obligation under the agreement.

Shareholder Concentration Risk:

This is the risk that asset allocation decisions, particularly large redemptions, made by Brown Brothers Harriman & Co. (“BBH&Co.”), whose discretionary investment advisory clients make up a large percentage of the Fund’s shareholders, may adversely impact remaining Fund shareholders.

Stable NAV Risk:

This is the risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times.

U.S. Government Agency Securities Risk:

Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury.

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Variable and Floating Rate Instrument Risk:

The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of BBH&Co. and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Additionally, BBH&Co. as the Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that BBH&Co. will provide financial support to the Fund at any time.

FUND PERFORMANCE

The Fund is a successor to a mutual fund named the BBH Money Market Fund (the “Predecessor Fund”), which was a series of a Massachusetts business trust of the same name. The performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, at the close of business on June 12, 2007. Prior to the reorganization, the Fund achieved its investment objective by investing all of its assets in the BBH U.S. Money Market Portfolio. Accordingly, the performance and financial information provided in this Prospectus for the periods prior to June 13, 2007, is historical information of the Predecessor Fund.

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The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Regular Shares from year to year. The table shows the average annual returns of the Fund’s Regular Shares and Institutional Shares for the periods indicated.

For current yield information, please call 1-800-575-1265 toll free, or contact your account representative. When you consider this information, please remember that the Fund’s performance in past years is not necessarily an indication of how the Fund will perform in the future.

Total Return for Regular Shares (% Per Calendar Year)

Highest Performing Quarter:	1.24%	June 30, 2007
Lowest Performing Quarter:	0.00%	March 31, 2013

As of September 30, 2016, the Fund’s Regular Shares and Institutional Shares had calendar year-to-date returns of 0.01% and 0.03%, respectively.

Average Annual Total Returns (Through December 31, 2015)

	1 Year	5 Years	10 Years/ Since Inception
Regular Shares	0.01%	0.01%	1.19%
Institutional Shares (Inception date: 1/26/2007)	0.01%	0.01%	0.87%

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INVESTMENT ADVISER

BBH&Co., through a separately identifiable department (the “SID” or “Investment Adviser”).

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary.

Investment Minimums*

Minimum initial purchase amounts vary depending on the class of shares you buy.

	Regular Class	Institutional Class**
Initial Purchases	$100,000	$5,000,000

*	The Fund may change these investment minimums from time to time. Any Financial Intermediary may also establish and amend, from time to time, minimum initial purchase requirements for its customers.
**	The Fund has waived the investment minimum for all BBH&Co. Partners, Employees, Fund Trustees and their respective family members who wish to invest in the Fund’s Institutional Class shares.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Investment Adviser of the Fund may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

II.	INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 99.5% of total assets in cash and short-term U.S. Treasury securities and securities issued by U.S. government agencies or government-sponsored enterprises (such as Fannie Mae,

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Freddie Mac and the Federal Home Loan Banks) (“government securities”) and repurchase agreements fully collateralized by such instruments. Additionally, under normal circumstances, at least 80% of the value of the Fund’s net assets will be invested in U.S. government securities and repurchase agreements fully collateralized by U.S. government securities. At the time of purchase, a portfolio investment must present minimal credit risk in accordance with procedures adopted by the Fund’s Board and pursuant to certain factors prescribed by Rule 2a-7 under the 1940 Act. In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the 1940 Act.

In selecting securities, the Investment Adviser seeks to maximize current income within the limits of the Fund’s credit, maturity and diversification policies. Some of these policies may be stricter than required by applicable federal regulation. As a U.S. government money market fund, in order to preserve the value of investors’ capital, the Fund seeks to maintain a stable $1.00 per share price. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. The Fund may also hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Investment Adviser, suitable obligations are unavailable. Uninvested cash reserves will not earn income. Such investments may prevent the Fund from achieving its investment objective.

Pursuant to Rule 2a-7 under the 1940 Act, the Fund will generally limit its purchases of any one issuer’s securities (other than U.S. government securities and repurchase agreements collateralized by such securities) to 5% of the Fund’s total assets. Investments in securities subject to a guarantee (or demand feature) provided by any one guarantor may not exceed 10% of the Fund’s total assets. For the purposes of calculating the 5% and 10% limits, the Fund will treat as a single issuer two or more issuers of securities owned by the Fund if one issuer controls the other, is controlled by the other issuer,

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or is under common control with the other issuer. A repurchase agreement is a special type of short-term investment pursuant to which a dealer sells securities to a Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

The section below describes the particular types of securities in which the Fund principally invests. Other types of securities may become available that are similar to those described below in which the Fund also may invest, if consistent with its investment objective and policies. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information (“SAI”).

U.S. Government Securities.

The Fund will primarily invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States.

Repurchase Agreements.

A repurchase agreement is an agreement in which the seller (the Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money by the Fund to the Lender. The Fund always receives U.S. Treasury or agency securities (including mortgage-backed securities)

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as collateral. Repurchase agreements are subject to credit risk. If the Lender defaults and the securities serving as collateral are ineligible securities for the Fund to purchase, it will liquidate the collateral securities in a time and manner determined by the Investment Adviser to be most beneficial to the Fund. The Fund will enter into repurchase agreements with non-U.S. counterparties.

Variable and Floating Rate Instruments.

The Fund may invest in securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value.

PRINCIPAL RISKS OF THE FUND

The following section provides additional information regarding certain of the principal risks, listed in alphabetical order, identified under “Principal Risks of the Fund” in the Fund’s Summary. There can be no assurance that the Fund will achieve its investment objective.

Credit Risk:

Credit risk refers to the possibility that an issuer, obligor or counterparty will default on interest or principal payments. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer’s securities. Money market funds generally try to minimize this risk by investing in higher quality securities.

Interest Rate Risk:

Prices of money market fund instruments rise and fall in response to changes in interest rates. Prices generally fall when interest rates rise. Instruments with shorter maturities typically are less sensitive to interest rate movements than

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those with longer maturities. In addition, the Fund’s yield (the rate of dividends the Fund pays) may decline in the event interest rates decline.

Management Risk:

Management risk is the risk that the securities selected by the Investment Adviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Market Risk:

Market risk is the risk that the prices of, and the income generated by, the Fund’s securities may decline due to changing economic, political or market conditions, or due to interest rate fluctuations. Because the Fund will invest a significant portion of its assets in government securities, the net assets of the Fund could decline more dramatically as a result of adverse events affecting the value of these investments.

Regulatory Risk:

The SEC and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of the Fund.

Repurchase Agreement Risk:

If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may

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lose money. The ability of non-U.S. counterparties to perform may be negatively impacted by foreign political or economic factors or developments not present domestically.

Shareholder Concentration Risk:

From time to time, BBH&Co. may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund shareholders consists of BBH&Co.’s discretionary investment advisory clients, such asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

Stable NAV Risk:

This is the risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times. Events, including significant market disruptions or a drop in market prices of securities held by the Fund, especially at times when the Fund needs to sell securities in order to meet shareholder redemption request, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share. Additionally, in the event that the Fund’s Board was to determine pursuant to Rule 2a-7 that the extent of the deviation between the Fund’s amortized cost price per share and its market-based NAV may result in material dilution or other unfair results to shareholders, the Board would cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, including, but not limited to, the possibility of suspending redemption of shares and liquidating the Fund pursuant to Rule 22e-3 under the 1940 Act.

U.S. Government Agency Securities Risk:

Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association

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and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury.

Variable and Floating Rate Instrument Risk:

The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of BBH&Co. and is not insured or guaranteed by the FDIC or any other government agency. Additionally, BBH&Co. as the Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that BBH&Co. will provide financial support to the Fund at any time.

PORTFOLIO HOLDINGS

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website typically within five business days after the end of the month and remains posted for six months thereafter.

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The Fund will file with the SEC a monthly report of portfolio holdings on Form N-MFP, current as of the last business day of the previous month, no later than the fifth business day of each month. These filings are available on the SEC’s website at www.sec.gov.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

III.	MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the Investment Adviser to the Fund through a SID. The SID is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the general supervision of the Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of June 30, 2016, BBH&Co. managed total assets of approximately $58.6 billion, approximately $1.7 billion of which represented total net assets in the Fund.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s administrator, which provides administrative services to the Fund, such as shareholder communications and tax services.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.25% on the first $1 billion and 0.20% on the amounts over $1 billion of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and

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its expenses. The Investment Adviser may from time to time voluntarily waive all or a portion of its advisory and administration fee from the Fund.

The Investment Adviser has voluntarily agreed to waive fees and/or reimburse expenses in order to maintain the minimum annualized yield of the Fund at 0.01%. This is a voluntary waiver that can be changed at any time on the sole discretion of the Investment Adviser.

A discussion of the Board’s renewal of the Fund’s investment advisory contract is available in the Fund’s most recent Semi-Annual Report.

IV. SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund’s NAV is normally determined once daily at 4:00 p.m., Eastern Time on each day the NYSE is open for regular trading except when the following federal holidays are observed: Columbus Day and Veterans’ Day (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading. The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. The Fund seeks to maintain a stable NAV of $1.00.

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The Fund values its investment holdings at amortized cost, which is approximately equal to market value. In addition, for regulatory purposes, the Fund calculates a market-based NAV per share on a daily basis. This information is available on the Fund’s website.

Description of Share Classes

The Fund offers Regular Shares and Institutional Shares through this Prospectus, each representing interests in a single portfolio of securities. Regular Shares and Institutional Shares have different operating expenses that affect their performance. Neither Regular Shares nor Institutional Shares automatically convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at the current NAV without a sales charge. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order. Generally, the Fund only accepts purchase orders paid for by a federal funds wire transfer. The Fund reserves the right in its sole discretion to accept purchase orders paid for by check. See the Statement of Additional Information for further information. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Generally, shares are entitled to dividends declared, if any, starting as of the first Business Day the Transfer Agent records the purchase. It is anticipated that the NAV of the Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

An investor may place purchase orders for Fund shares directly through the Transfer Agent. Such orders will be priced at the NAV next calculated after the Fund accepts your order. Such orders are held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares.

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In addition to being able to buy and sell Fund shares directly through the Transfer Agent, investors may also buy or sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Such shares are held in the Financial Intermediary’s name on behalf of that customer pursuant to arrangements made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares.

Shares of the Fund have not been registered for sale outside of the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military A.P.O. or F.P.O. addresses.

Investment Minimums*

Minimum initial purchase amounts vary depending on the class of shares you buy.

	Regular Class	Institutional Class**
Initial Purchases	$100,000	$5,000,000

*	The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial purchase requirements for its customers.
**	The Fund has waived the investment minimum for all BBH&Co. Partners, Employees, Fund Trustees and their respective family members who wish to invest in the Fund’s Institutional Class shares.

Redemption of Shares

The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. Redemption requests accepted before 4:00 p.m. Eastern Time on any Business Day will be executed at that day’s NAV. Orders accepted after 4:00 p.m. will be executed at the next day’s NAV. Redemption requests will be paid by federal funds wire transfer to the shareholder’s designated account. Generally, shares continue to earn dividends declared, if any, through the Business Day preceding the Business Day that the Transfer Agent executes the redemption request on the books of the Fund.

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How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for transacting with the Fund. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly.

Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally the same date the redemption request is executed.

A shareholder redeeming shares should be aware that the NAV of the shares of the Fund may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount, which differs from the number of shares redeemed.

Redemptions by the Fund

The Fund has established a minimum account size of $100,000 for Regular Shares and $5,000,000 for Institutional Shares, which may be changed from time to time in its discretion. Except in circumstances where the minimum account size has been changed or waived, if the value of an account held directly with the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder of Regular Shares at least 60 days and the shareholders of Institutional Shares at least 5 days, to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Financial Intermediary may establish its own minimum account requirements for its customers, which may be lower than those established for accounts held with the Fund.

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Further Redemption Information

Redemptions of shares are generally taxable events, but a shareholder generally will not recognize a gain or loss on a redemption if the Fund maintains a stable NAV of $1.00 per share. Shareholders should consult their personal tax adviser to determine the tax implications of any redemption.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of a security or securities from the Fund’s portfolio (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Additionally, securities received through an in-kind redemption may be subject to market risk until such time as you can dispose of the securities. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less. The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

The Fund shall have the ability to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Fund in accordance with Rule 22e-3 under the 1940 Act if: (i) the Board, including a majority of Trustees who are not interested persons of the Fund, determines that the extent of deviation between the Fund’s amortized cost price per share and its current NAV calculated using available market quotations

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(or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to investors or existing shareholders; (ii) the Fund’s Board, including a majority of Trustees who are not interested persons of the Fund, irrevocably has approved the liquidation of the Fund; and (iii) the Fund, prior to suspending redemptions, notifies the SEC of its decision to liquidate and suspend redemptions.

Frequent Trading Policy

Given the short-term nature of the Fund’s investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund’s Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s Shares.

Dividends and Distributions

The net income and substantially all of the net capital gains of the Fund, if any, are declared as a dividend daily and paid monthly. Determination of the Fund’s net income is made each Business Day immediately prior to the determination of the Fund’s NAV. Net income for days other than such Business Days is determined at the time of the determination of the Fund’s NAV on the immediately preceding Business Day.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends in additional Fund shares.

Dividends declared are payable to shareholders of record of the Fund on the date of determination. Generally, shares purchased through submission of a purchase order prior to 4:00 p.m., Eastern Time on a Business Day begin earning dividends on the Business Day the Transfer Agent records the purchase. Generally, shares redeemed qualify for a dividend through the

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Business Day preceding the Business Day the redemption order is executed. Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends paid in cash, the Fund automatically reinvests dividends in additional Fund shares.

A shareholder who elects to have dividends paid in cash receives a check in the amount of such dividends. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. There are no sales charges for the reinvestment of dividends.

Taxes

Please consult your personal tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which are subject to change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Dividends of net investment income and net short-term capital gains, if any, are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Any distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss)

24

are taxable as long-term capital gains, regardless of how long you have owned your shares. The Fund does not expect any distributions to be treated as qualified dividend income, which is taxable to non-corporate shareholders at reduced rates, or to be eligible for the dividends-received deduction for corporate shareholders.

Redemptions of shares are generally taxable events, but a shareholder generally will not recognize a gain or loss on a redemption if the Fund maintains a stable NAV of $1.00 per share.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains, if any, realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If you are neither a citizen nor a resident of the United States, the Fund will generally withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term special gain dividend,” which will generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions and dividends. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments

25

that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their personal tax advisors regarding any state or local taxes.

For additional information regarding taxes, please refer to the SAI.

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V. FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help an investor understand the Fund’s Regular Share and Institutional Share financial performance for the past five years or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

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FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Regular Share outstanding throughout each year.

	For the years ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1,2]	0.00	0.00	0.00	0.00	0.00
Distributions to shareholders:
From net investment income[2]	0.00	0.00	0.00	0.00	0.00
From net realized gains	—	0.00 [2]	—	—	—
Total distributions[2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.01%	0.01%	0.01%	0.01%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$49	$1,127	$1,151	$1,181	$1,006
Ratio of expenses to average net assets before reductions	0.48%	0.51%	0.50%	0.51%	0.52%
Expense reimbursement[3]	0.38%	0.44%	0.43%	0.38%	0.36%
Expense offset arrangement[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets net of reductions	0.10%	0.07%	0.07%	0.13%	0.16%
Ratio of net investment income to average net assets	0.01%	0.01%	0.01%	0.01%	0.01%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01 per share.
[3]	During the fiscal years ended June 30, 2016, 2015, 2014, 2013 and 2012, the investment advisory and administrative fee/shareholder servicing fee waivers, as a result of a minimum yield agreement, were $2,511,954, $5,166,811, $5,511,949, $4,803,182 and $4,247,736, respectively.
[4]	Less than 0.01%.

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FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for an Institutional Share outstanding throughout each year.

	For the years ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1,2]	0.00	0.00	0.00	0.00	0.00
Distributions to shareholders:
From net investment income[2]	0.00	0.00	0.00	0.00	0.00
From net realized gains	—	0.00 [2]	—	—	—
Total distributions[2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.02%	0.01%	0.01%	0.01%	0.01%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$1,605	$438	$467	$532	$534
Ratio of expenses to average net assets before reductions	0.25%	0.26%	0.26%	0.26%	0.27%
Expense reimbursement[3]	0.05%	0.19%	0.19%	0.13%	0.11%
Expense offset arrangement[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets net of reductions	0.20%	0.07%	0.07%	0.13%	0.16%
Ratio of net investment income to average net assets	0.03%	0.01%	0.01%	0.01%	0.01%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01 per share.
[3]	During the fiscal years ended June 30, 2016, 2015, 2014, 2013 and 2012, the investment advisory and administrative fee waivers, as a result of a minimum yield agreement, were $573,823, $1,015,043, $1,046,949, $666,139 and $699,105, respectively.
[4]	Less than 0.01%.

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MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE FOLLOWING:

Annual/Semi-Annual Report

The Fund’s annual and semi-annual reports to shareholders describe the Fund’s investments, performance and list portfolio holdings. The Fund’s annual report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will typically send you individual copies within three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (and is legally considered part of this Prospectus).

To obtain the SAI, Annual Report and Semi-Annual Report without charge:

By telephone:	Call 1-800-575-1265
By mail write to the Fund’s Shareholder Servicing Agent:
Brown Brothers Harriman & Co. 140 Broadway New York, New York 10005
By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com

To obtain other information or to make other shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, D.C. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

STATEMENT OF ADDITIONAL INFORMATION

BBH U.S. GOVERNMENT MONEY MARKET FUND

(Formerly The BBH Money Market Fund)

Regular Shares (Ticker BBMXX)

Institutional Shares (Ticker BBSXX)

140 Broadway, New York, New York 10005

November 1, 2016

BBH U.S. Government Money Market Fund (formerly the BBH Money Market Fund) (the “Fund”) is a separate and diversified series of BBH Trust (the “Trust”).  The Fund currently offers two classes of shares designated as Regular Shares and Institutional Shares.

This Statement of Additional Information (“SAI”) is not a prospectus and provides new and additional information beyond that contained in the Fund’s prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated November 1, 2016, as it may be further amended and/or supplemented from time to time. The Fund’s annual report dated June 30, 2016 is incorporated herein by reference. You may obtain the Fund’s prospectus and annual report without charge by calling 1-800-575-1265.

OVERVIEW

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust is a Delaware statutory trust organized on October 28, 2005.

The Trust has a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with Brown Brothers Harriman & Co. (“BBH&Co.”). BBH&Co. provides investment advice to registered mutual funds through a separately identifiable department (the “SID” or the “Investment Adviser”). The SID is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser as that term is defined under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). BBH&Co. provides administrative services to each series of the Trust.

The Fund is a U.S. government money market mutual fund. The investment objective of the Fund is fundamental and may not be changed without the approval of the shareholders.  Except as expressly noted otherwise in the prospectus and SAI, the Fund’s investment policies and strategies may be changed without shareholder approval.  Money market mutual funds, including U.S. government money market funds, are designed to be a cost effective and convenient means of making substantial investments in tax exempt or taxable money market instruments. However, there can be no assurance that the Fund will be able to achieve its investment objective.

In addition, the Fund is a successor to a mutual fund named the BBH Money Market Fund (the “Predecessor Fund”), which was a series of a Massachusetts business trust of the same name (the “Predecessor Trust”). The Fund has the same investment objective and, prior to April 1, 2016, had the same policies as its Predecessor Fund.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity.

The following supplements the information contained in the Fund’s Prospectus concerning the investment objective, policies and strategies of the Fund. There can be no assurance that the investment objective of the Fund will be achieved.

DESCRIPTION OF THE FUND’S STRATEGIES AND INVESTMENTS

Under normal circumstances, the Fund invests at least 99.5% of its total assets in cash and short-term U.S. Treasury securities and securities issued by U.S. government agencies or government-sponsored enterprises (“government securities”) and repurchase agreements fully collateralized by such instruments. Additionally, under normal circumstances, at least 80% of the value of the Fund’s net assets will be invested in U.S. government securities and repurchase agreements fully collateralized by U.S. government securities. At the time of purchase, a portfolio investment must present minimal credit risk in accordance with procedures adopted by the Fund’s Board of Trustees (the “Board”) and pursuant to certain factors prescribed by Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”). These investments may have fixed, floating or variable rates of interest. In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the 1940 Act.

In selecting securities, the Fund’s Investment Adviser seeks to maximize current income within the limits of the Fund’s credit, maturity and diversification policies. Some of these policies may be stricter than required by applicable federal regulation. As a U.S. government money market fund, in order to preserve the value of investors’ capital, the Fund seeks to maintain a stable $1.00 per share price.

The Fund adheres to the following operating policies, which may be changed without shareholder approval:

•

Interest Rate Risk Control. The dollar-weighted average portfolio maturity of the Fund will be limited to 60 days. The dollar weighted average life of the Fund will be limited to 120 days. Both the dollar-weighted average portfolio maturity and the dollar weighted average life are calculated as described in Rule 2a-7.

•	Liquidity. The Fund shall hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of the Fund’s obligations and any commitments the Fund has made to shareholders. The Fund will maintain a minimum of 10% of its total assets in Daily Liquid Assets and a minimum of 30% in Weekly Liquid Assets, both as defined in Rule 2a-7.

As a U.S. government money market fund, the Fund will invest at least 99.5% of its total assets in cash and/or short-term U.S. Treasury securities and securities issued by U.S. government agencies or government-sponsored enterprises and repurchase agreements fully collateralized by such instruments (“Government Securities Basket”). With respect to the remaining 0.5% of the Fund’s total assets, the Fund may invest in other types of eligible money market fund instruments, as defined by Rule 2a-7 (“Other Securities Basket”).

The following is a description of the various types of securities in which the Fund may invest, inclusive of the Fund’s Government Securities Basket as well as its Other Securities Basket. Other types of securities may become available that are similar to those described below in which the Fund also may invest, if consistent with its investment objective and policies.

Fixed Income Securities and Investment Techniques

Issuers of fixed income securities pay an interest rate that may be either a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will be greater or less than the security’s interest rate depending upon whether the cost of the security is less (a discount) or more (a premium) than the principal amount. If the issuer redeems the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Government Securities Basket

The following security types are eligible for inclusion in the Fund’s Government Securities Basket:

U.S. Government Securities

As a U.S. government money market fund, the Fund will invest at least 99.5% of its total assets in cash and short-term U.S Treasury Securities and securities issued by the U.S. government agencies or government-sponsored enterprises and repurchase agreements collateralized by such instruments. These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the FNMA, the Federal Farm Credit System, the FHLBs and the FHLMC. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put FNMA and FHLMC in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA’s bailout is capped at $125 billion and FHLMC has a limit of $149 billion.

The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

On August 5, 2011, Standard & Poor’s Financial Services LLC (“S&P”) lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of FNMA and FHLMC to AA+ with a negative outlook. Subsequently, on June 11, 2013, S&P revised its outlook from negative to stable for both the United States and its agencies, FNMA and FHLMC. The long-term impacts of any future downgrades are unknown. However, any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Fund.

Repurchase Agreements

A repurchase agreement is an agreement in which the seller (“Lender”) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement.

Repurchase agreements are considered by the Staff of the SEC to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser. The Fund will enter into repurchase agreements with non-U.S. counterparties. The ability of non-U.S. counterparties to perform may be negatively impacted by foreign political or economic factors not present domestically.

Collateral is marked to the market daily and has a market value, including accrued interest, at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest.  If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances.

In order to be eligible for the Fund’s Government Securities Basket, repurchase agreements must be “collateralized fully;” that is to say collateralized entirely by cash and/or U.S. government securities, pursuant to Rule 5b-3 of the 1940 Act.

The market value of a repurchase agreement maturing in seven days or less shall be equal to the amount of the cash investment at the time of valuation on the valuation date. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 5% of the market value of the Fund’s net assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than BBH&Co.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only with a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This is the speculative factor known as “leverage.” If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. In these circumstances, the Fund entering into reverse repurchase agreements may have a negative impact on the ability to maintain the Fund’s net asset value per share (“NAV”) of $1.00. Proceeds of a reverse repurchase transaction are not invested for a period that exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Fund if, as a result, more than one-third of the market value of the Fund’s total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund’s obligations created by reverse repurchase agreements is reduced within three business days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations do not exceed, in the aggregate, one-third of the market value of the Fund’s assets, as defined above. A segregated account with BBH&Co., the Fund’s custodian (the “Custodian”), is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund’s purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

The Fund considers fully collateralized repurchase agreements under the New York Federal Reserve Bank’s Overnight Reverse Repurchase Agreement Operational Exercise to be government securities eligible for inclusion in the Fund’s Government Securities Basket.

Variable and Floating Rate Instruments

These are securities with adjustable interest rates. Often times, these securities have a demand feature, which entitles the investor to repayment of principal plus accrued interest on short notice. A floating rate security’s interest rate adjusts whenever a specified interest rate changes. A variable rate security’s interest rate adjusts on set dates (such as the last day of a month or calendar quarter). In calculating the weighted average maturity of a variable rate or floating rate instrument, the Fund adheres to the requirements of Rule 2a-7.

Other Securities Basket

The following securities are only eligible for inclusion in the Fund’s Other Securities Basket:

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper includes variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations that are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower’s ability to pay on demand. At the date of investment, commercial paper must present minimal credit risk in accordance with procedures adopted by the Board and pursuant to certain factors prescribed by Rule 2a-7 under the 1940 Act. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Since the Fund may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Zero Coupon Bonds

These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond’s purchase price and its face value, is taken into account as income.

U.S. and Non- U.S. Bank Obligations

U.S. and Non-U.S. bank obligations include U.S. dollar-denominated negotiable certificates of deposit and fixed time deposits of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue that presents minimal credit risk. Although early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund are not invested in obligations of BBH&Co., or the Distributor (defined herewith), or in the obligations of the affiliates of any such organization.

Since the Fund may invest in U.S. dollar-denominated certificates of deposit and fixed time deposits that are issued by non-U.S. banks and their non-U.S. branches, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions, which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Fund from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund would reduce its net income available for distribution to investors; however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers.

Bank instruments, for the purposes of concentration, include certain instruments issued by: (i) domestic banks; (ii) U.S. branches of foreign banks subject to the same regulation as U.S. banks; and (iii) foreign branches of domestic banks whose domestic parent is unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

Municipal Securities

Municipal Bonds. These are securities issued by state and local government and regional authorities, which provide interest income that is exempt from federal income taxes, other than the Alternative Minimum Tax (“AMT”). They generally have maturities of one year or more. These securities have two principal classifications: general obligations and revenue bonds.

•	General Obligations. These securities are backed by a municipality’s pledge of full faith, credit and taxing power. Issuers of general obligation bonds include states, counties, cities, towns and regional districts.

•	Revenue Obligations. These securities are backed by revenues generated by a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of capital projects including municipal water, sewer and power utilities; healthcare facilities; transportation projects; higher education or housing facilities; industrial development and resource recovery bonds and lease-backed bonds (including certificates of participation and municipal lease obligations).

Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a desirable price. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value.

Refunded or Escrowed Bonds. These are general or revenue bonds that have been fully secured or collateralized by an “escrow fund” consisting of U.S. government obligations that can adequately meet interest and principal payments. Refunded bonds often receive a triple A or equivalent rating. Refunded bonds bear the same interest rate and have a very high credit quality. However, as the original bond approaches its pre-refunded date, the bond’s price will fall to its pre-refunded price.

Municipal Notes. These are securities issued by state and local government and regional authorities, which provide interest income that is exempt from federal income taxes, other than AMT. They generally have maturities of less than one year. These securities include tax, revenue and bond anticipation notes.

Certificates of Participation. Certificates of participation are lease financing agreements in the form of a security that is similar to municipal bonds. If a municipality (lessor) does not have a current need for certain facilities, the facility can be leased to a designated non-profit corporation (trustee) that would in turn sub-lease the facility to other organizations. The trustee would then sell certificates of participation in the future sub-lease payments. Similar to bonds, certificates of participation have a face value, a maturity date and set interest rate. However, unlike municipal bonds, certificates of participation are secured only by ownership of the asset and rights of the lessor to receive rental payments under the lease financing agreement.

Municipal Lease Obligations. These securities are created to finance the purchase of property of public use. The property is then leased to a state or local government and these leases secure the municipal lease obligations.  However, municipal lease obligations differ from other municipal securities because each year the lessee’s governing body must appropriate the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligation may not be paid. Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of public debt, and may allow an issuer to increase government liabilities beyond constitutional limits. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

Municipal securities are not considered government securities for the purposes of the Fund’s Government Securities Basket.

Supranational Agencies

Obligations of supranational agencies, such as the World Bank, may be supported by appropriated but unpaid commitments of its member countries, although there is no assurance that these commitments will be undertaken in the future.

When-Issued and Delayed Delivery Securities

Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s NAV. The Fund maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Loans of Portfolio Securities

Loans up to 30% of the total value of the securities of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day’s notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders’ and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to BBH&Co. or to any affiliate of the Fund or BBH&Co.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Borrowing

The 1940 Act permits a registered investment company to borrow money from banks, so long as it maintains asset coverage of 300% for all outstanding borrowings. The Fund must reduce the amount of its borrowings within three days if its asset coverage falls below 300%. As a general matter, a fund that borrows money is susceptible to the risk of having to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing may also exaggerate the impact on the Fund of any increase or decrease in the value of its investments (which would have a corresponding effect on the Fund’s share value). Money borrowed is also subject to interest costs.

Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers and their respective operations, may be susceptible to potential risks resulting from cyber-attacks or incidents (collectively, “cyber-events”). Cyber events may include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, infection from computer viruses or other malicious software code, unauthorized access to or compromises to relevant systems, networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Cyber-attacks affecting a Fund, or any of the Sub-advisers, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund, and its service providers and their relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. However, there can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber-attacks or other information security breaches in the future.

INVESTMENT POLICIES

Fundamental Investment Policies

The Fund operates under the following investment policies, which are deemed fundamental and may be changed only with the approval of the Board and the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act) (see “Additional Information”).

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.  For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.  Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Policies

The following policies are non-fundamental and therefore may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 5% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Selling Short

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

Restricted Securities

The Fund will not purchase securities that are restricted at the time of purchase, except Rule 144A securities.

Government Securities

The Fund will invest at least 99.5% of total assets in cash, U.S. government securities and repurchase agreements fully collateralized by either cash or U.S. government securities. Under normal circumstances, at least 80% of the value of the Fund’s net assets will be invested in U.S. government securities and repurchase agreements fully collateralized by U.S. government securities.

For purposes of the above limitations:

•	the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments;” and

•	except with respect to borrowing money or illiquid securities, if a percentage or rating restriction on an investment is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or changes in portfolio size or a later change in the rating of a portfolio security is not considered a violation of policy.

MANAGEMENT

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.
Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.
Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.
John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in 2012).	6	Trustee, Bridge Builder Trust (8 funds). Director, Teton Advisors, Inc. (a registered investment adviser).

Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992).	6	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Date: May 27, 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Date: February 21, 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011; Director, Abbey Capital Ltd. (2010 – 2011).
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Date: June 28, 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009 - September 2015).
Keith M. Kelley 140 Broadway New York, NY 10005 Birth Date: August 4, 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014 – February 2016); Compliance Manager, State Street Corporation (2013 – 2014); Associate, J.P. Morgan Chase & Co. (2011 - 2013); Client Service Manager, State Street Corporation (2010 - 2011).
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.
James D. Kerr 50 Post Office Square Boston, MA 02110 Birth Date: January 5, 1983	Assistant Secretary	Since 2015	Assistant Vice President and Investor Services Assistant Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (2011 – 2013); Judicial Law Clerk, Massachusetts Court of Appeals (2010 to 2011).
#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

BOARD OF TRUSTEES

Board Leadership Structure

Currently, four of the six Trustees of the Board are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”). The Board has appointed Mr. H. Whitney Wagner to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (66%) of Independent Trustees, the number of funds (and classes) overseen by the Board and the total number of Trustees on the Board.

Board Oversight of Risk Management

The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain parties provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by service providers, such as the Investment Adviser, distributor and administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Fund. Under the overall supervision of the Board, the Audit Committee and the Valuation Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Fund’s Investment Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board oversees the risk management of the Trust’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including the Trust’s CCO and the Trust’s independent registered public accounting firm. The Board and, with respect to identified risks that relate to their scope of expertise, the Audit Committee and Valuation Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed. The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Adviser and receives information about those services at its regular meetings.  In addition, on at least an annual basis, in connection with its consideration of whether to renew the Agreement with the Investment Adviser, the Board meets with the Investment Adviser to review such services. Among other things, the Board regularly considers the Investment Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. In the case of the Investment Adviser, the Agreement combines advisory and administrative services under one fee. As a result, the Board compares the combined advisory and administration fee earned by BBH&Co. for the Fund against advisory fees for similar funds taking into account administrative fees for these funds, where available. In addition, the Board also considers all fees and other benefits that are received by the Investment Adviser and its affiliates from the Fund. The Board also reviews information about the Fund’s performance and investments.

The Board receives regular written reports on the concentration of the Fund’s portfolio, its exposure to illiquid or hard to value securities, and other commonly considered portfolio risk factors.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Investment Adviser. The Board additionally seeks to monitor legal risk by receiving periodic reports from Fund counsel on developments in the law and regulations that may affect the operation of the Fund or other aspects of the fund industry in general.

The Board acknowledges that unique risks arise when an affiliate acts as a service provider in the way various business units within BBH&Co. act as service providers to the Fund. The Board monitors affiliation risk in the ways described above, including, but not limited to, receiving reports on transactions or trading activity involving the Fund and BBH&Co. (or any affiliates) to ensure BBH&Co. is putting the interests of the Fund ahead of its own. In addition, when evaluating all service contracts between the Fund and BBH&Co., the Board requests and receives information of the service provided by such BBH&Co. business unit, including comparative fee information, to ensure the fees negotiated are consistent with fees that would result from a third party arm’s-length negotiation.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should initially and continue to serve on the Board because of: (i) each Trustee’s ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders; and (ii) the Trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Wagner should serve as a Trustee of the Fund because of the experience he has gained as President of a registered investment adviser and as a Trustee or Director of the Fund and the Predecessor Trust since 2006.

The Board has concluded that Mr. Frazier should serve as a Trustee of the Fund because of the experience he has gained as President and CEO of a property casualty insurance business for 20 years.

The Board has concluded that Ms. Livingston should serve as a Trustee of the Fund because of the business and financial experience she has gained as a partner of BBH&Co.

The Board has concluded that Mr. Collins should serve as a Trustee of the Fund because of his 36 years of extensive experience in investment advisory, corporate finance and economic policy planning.

The Board has concluded that Mr. Gehret should serve as a Trustee of the Fund because of the business and financial experience he has gained as a partner of BBH&Co., and as the former President and Principal Executive Officer of the Trust.

The Board has concluded that Mr. Tesoro should serve as a Trustee of the Fund because of the business, financial and accounting experience he gained as a partner and certified public accountant at a registered public accounting firm.

Trustee Committees

The Trustees (except Ms. Livingston and Mr. Gehret) serve on an Audit Committee that selects the independent registered public accounting firm for the Fund and reviews the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met 5 times during the fiscal year ended June 30, 2016.

The Trustees (except Ms. Livingston and Mr. Gehret) serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the “fair value” of any security for which market quotations are not readily available. The Valuation Committee met 16 times during the fiscal year ended June 30, 2016.

Trustee Equity Ownership as of December 31, 2015

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
H. Whitney Wagner	None	Over $100,000
Andrew S. Frazier	None	Over $100,000
Mark M. Collins	None	Over $100,000
John M. Tesoro	None	None
Susan C. Livingston	None	None
John A. Gehret	Over $100,000	Over $100,000

As of September 30, 2016, the Fund’s Board and officers as a group owned less than 1% of the Fund’s outstanding Shares.

As of September 30, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Regular Shares and Institutional Shares of the Fund:

Name and Address of Owner*	Percent of Class
Brown Brothers Harriman & Co. Regular Shares 50 Post Office Square Boston, MA 02110 Brown Brothers Harriman & Co. Institutional Shares 50 Post Office Square Boston, MA 02110	99.79% 100%

Shareholders owning more than 25% of outstanding shares may be in control and be able to affect the outcome of certain matter(s) presented for a vote of shareholders.

Compensation

Each Independent Trustee receives a base annual fee of $70,000 and such base annual fee is allocated among all series of the Trust in equal amounts. The Chairman of the Board (Mr. Wagner), the Chairman of the Audit Committee (Mr. Frazier), and the Chairman of the Valuation Committee (Mr. Collins) receive an additional fee of $12,500, $10,000 and $5,000 per year, respectively. In addition, each Independent Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

Trustee Compensation for the Fiscal Year Ended June 30, 2016

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex + paid to Trustee
H. Whitney Wagner, Independent Trustee	$13,750.00	None	None	$82,500.00
Andrew Frazier,	$13,333.34	None	None	$80,000.00
Independent Trustee
Mark M. Collins, Independent Trustee	$12,500.00	None	None	$75,000.00
John M. Tesoro, Independent Trustee	$11,666.64	None	None	$70,000.00
Susan C. Livingston Interested Trustee	None	None	None	None
John A. Gehret Interested Trustee	None	None	None	None
+	The Fund Complex consists of the Trust, which currently consists of six series.

Because of the services rendered pursuant to the Agreement, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Fund.

CODE OF ETHICS

The Trust, the Investment Adviser and the distributor each (as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The Investment Adviser’s code of ethics is also maintained pursuant to the Advisers Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser and the Distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Voting Policy and Procedures

The Fund’s Board has delegated the responsibility to vote proxies on the securities held in the Fund’s portfolio to the Investment Adviser. In order to mitigate any potential conflict of interest, the SID (through BBH&Co.) has retained an independent third party proxy agent (“Proxy Agent”) to recommend how to vote a Fund’s proxy. The Board has also approved the SID’s policies and procedures for voting the proxies, which are summarized below.

The SID has adopted proxy voting policies and procedures concerning the voting of proxies of its Fund clients (the “Proxy Policy and Procedures”). Pursuant to the Proxy Policy and Procedures, the Investment Adviser reviews and analyzes the recommendations of the Proxy Agent and from time to time may depart from such recommendations based on its own analysis and discretion.  The Proxy Policy and Procedures are reviewed periodically and, accordingly, are subject to change.

The Proxy Agent maintains proxy guidelines, reviewed at least annually by the Investment Adviser, that present its typical voting posture for routine and non-routine issues. Generally, the Proxy Agent recommends voting in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer’s board of directors and management; and maintain or increase the rights of shareholders.  Whether the Proxy Agent or the Investment Adviser supports or opposes a proposal will depend on the specific circumstances described in the proxy statement and other available information.

For more information on the Proxy Policy and Procedures, described herein, investors in the Fund may request a copy of the Proxy Voting Policy and Procedures by calling a toll-free number for Shareholder Inquiries: 1-800-575-1265.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available upon request and without charge by calling a toll-free number: 1-800-575-1265 or by going to the SEC internet site at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has approved a policy related to the dissemination of Fund information. This policy is designed to provide a framework for disclosing information regarding portfolio holdings and other Fund information (“Fund Information”) consistent with applicable federal securities laws and general principles of fiduciary duty relating to Fund shareholders. Additional information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com.

The Fund will file with the SEC a monthly report of portfolio holdings on Form N-MFP, current as of the last business day of the previous month, no later than the fifth business day of each month. The SEC will make the information filed on Form N-MFP available to the public on its website at www.sec.gov.

The Fund is required to disclose its complete portfolio holdings using Form N-Q, which is filed with the SEC within 60 days of the end of the first and third quarter of each fiscal year. The Fund is also required to disclose its portfolio holdings using Form N-CSR, which is filed with the SEC within 60 days of the end of the second and fourth quarter of each fiscal year. This information is made available on the Fund’s website within 70 days after the end of the fiscal quarter. Information concerning the Fund’s portfolio holdings will be posted on the Fund’s website within five business days after the end of each month and remain posted on the website for six months thereafter. This information is available at the SEC’s website at www.sec.gov.

In addition, the Trust’s service providers and vendors which include, without limitation, the Investment Adviser, the distributor, the administrator, the custodian, an independent registered public accountant, legal counsel, fund accountant, proxy voting service provider, trade execution vendor, pricing information vendors, rating agencies, printer and mailing agent may all receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the Fund. It is generally the policy of the Fund that neither the Fund nor its service providers or vendors may selectively disclose the Fund’s portfolio holding information. This means that Fund Information approved for disclosure shall be disclosed or made available to all persons, including individual investors, potential investors, institutional investors, intermediaries that distribute Fund shares, third party service providers and vendors, rating and ranking organizations, survey companies and affiliated persons of the Fund on an equal basis. Service providers and vendors will be subject to a duty of confidentiality with respect to any Fund Information whether imposed by the provisions of its contract with the Trust or by the nature of its relationship with the Trust.

Fund Information shall be disclosed only after it has determined that such disclosure will not disadvantage shareholders. Disclosure of Fund Information to select investors is permissible only when there is a legitimate business purposes for doing so and the recipients are subject to the restrictions listed below. Such disclosures must be approved by the Fund’s President.

•	The recipient does not distribute the Fund Information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the Fund Information becomes public information; and
•	The recipient signs a written confidentiality agreement.

Portfolio holdings may not be disclosed to any investor, except after: (1) the holdings have been reviewed and approved appropriately, (2) the portfolio holdings have been posted and are readily available on the Fund’s website, and (3) the availability of the portfolio holdings is disclosed in the Fund’s SAI.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pursuant to the Agreement with the Trust, subject to the general supervision of the Trustees and in conformance with the stated policies of the Fund, BBH&Co., through members of its SID, provides investment advice and portfolio management to the Fund. BBH&Co. also provides administrative services to the Fund. The Investment Adviser manages the Fund’s investment operations according to the Fund’s principal investment strategies.

It is the responsibility of the Investment Adviser to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

The Agreement between BBH&Co. and the Trust is dated February 1, 2007 and remains in effect as long as the Agreement is specifically approved at least annually: (i) by a vote of the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act) or by the Fund’s Trustees; and (ii) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act) on 60 days’ written notice to BBH&Co. and by BBH&Co. on 90 days’ written notice to the Fund. (See “Additional Information”).

The investment advisory services of BBH&Co., through its SID, to the Fund are not exclusive under the terms of the Agreement.  BBH&Co. may render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and BBH&Co., dated December 11, 2006, the Trust, including each series thereof, may use “Brown Brothers Harriman” in their names. The license agreement may be terminated by BBH&Co. at any time upon written notice to the Trust upon the expiration or earlier termination of any agreement between the Trust, or any investment company in which a series of the Trust invests all of its assets, and BBH&Co. Termination of the license agreement would require the Trust to change its name and the names of the Fund to eliminate all references to Brown Brothers Harriman.

BBH&Co. has been retained by the Trust to serve as Fund Administrator (the “Administrator”) to the Trust under the terms of the Agreement. In its capacity as Administrator of the Trust, BBH&Co. administers all aspects of the Trust’s operations subject to the supervision of the Board, except as set forth above under “Investment Adviser” and below under “Distributor.” In connection with its responsibilities as Administrator and at its own expense, BBH&Co.: (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the transfer and dividend disbursing agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and the Fund’s prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the SEC.

The Agreement fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.25% on the first $1 billion and 0.20% on amounts over $1 billion of the Fund’s average daily net assets.

Effective July 6, 2009, the SID voluntarily began to waive its Investment Advisory and Administrative Fee and credit daily to the Fund an amount which would maintain the minimum annualized yield of the Fund at 0.01%. The amount credited each day would be offset by the daily accrual of the Investment Advisory and Administrative Fee. This is a voluntary waiver that can be changed at any time at the sole discretion of the SID.

The table below sets forth the investment advisory and administrative services fee paid by the Fund to the Investment Adviser for the past three fiscal years ended June 30th. The figures in the “Net Investment Advisory and Administrative Fees Paid” row represent the actual amounts paid to the Investment Adviser, which include the effect of any fee waivers.

	2016	2015	2014
Investment Advisory and Administrative Fees	$4,323,249	$3,897,431	$4,170,430
Investment Advisory and Administrative Fees Waived	$2,055,686	$3,700,032	$3,937,934
Net Investment Advisory and Administrative Fees Paid	$2,267,563	$197,399	$232,496

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. However, BBH&Co. has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH&Co. provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH&Co. may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH&Co. may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH&Co. client accounts. BBH&Co. however is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

From time to time, BBH&Co. may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH&Co. on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH&Co. reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH&Co. on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

When market quotations are not readily available, or are believed by BBH&Co. to be unreliable, the Fund’s investments may be valued at fair value by BBH&Co. pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH&Co. seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH&Co. deems relevant at the time of the determination, and may be based on analytical values determined by BBH&Co. using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH&Co. (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH&Co., including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH&Co. has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH&Co. has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a CCO and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

DISTRIBUTOR

ALPS Distributors, Inc. (“ALPS” or “Distributor”) serves as distributor of the Fund’s shares. Its offices are located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement between the Trust and ALPS, dated as of November 1, 2011, remains in effect so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement terminates automatically in the event of its assignment and may be terminated: (i) with respect to the Fund, at any time, without penalty, by the Board of the Trust or by a vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund on not more than sixty (60) days’ written notice to ALPS; and (ii) by ALPS on sixty (60) days’ written notice to the Trust.

SHAREHOLDER SERVICING AGENT

BBH&Co. serves as the shareholder servicing agent (“Shareholder Servicing Agent”) for the Trust. Services to be performed by BBH&Co. with respect to the Fund’s Regular Class shares, include among other things: answering inquiries from shareholders of and prospective investors in shares of the Fund regarding account status and history, the manner in which purchases and redemptions of the  Fund’s Regular Class shares may be effected and certain other matters pertaining to the Fund; assisting shareholders and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and providing such other related services as the Trust or a shareholder or prospective investor in the Fund may reasonably request. For these services, BBH&Co. is entitled to receive, subject to applicable waivers from the Fund an annual fee, computed daily and payable monthly, equal to 0.20% (0.25% prior to November 1, 2015) of the Fund’s average daily net assets represented by the Regular Class shares owned during the period.

Effective May 1, 2010, BBH&Co. voluntarily began to waive its Shareholder Servicing Fee for the Regular Shares only when the Investment Advisory and Administrative Fee waiver is not enough to maintain the minimum annualized yield of the Fund at 0.01%. The amount credited each day would be offset by the daily accrual of the Shareholder Servicing Fee. This is a voluntary waiver that can be changed at any time at the sole discretion of BBH&Co.

The table below sets forth the shareholder servicing fee paid by the Fund to the Shareholder Servicing Agent for the past three fiscal years ended June 30th. The figures in the “Net Shareholder Servicing Fees Paid” row represent the actual amounts paid to the Shareholder Servicing Agent, which include the effect of any fee waivers.

	2016	2015	2014
Shareholder Servicing Fees	$1,523,135	$2,926,680	$3,181,214
Shareholder Servicing Fees Waived	$1,030,091	$2,481,822	$2,620,964
Net Shareholder Servicing Fees Paid	$493,044	$444,858	$560,250

FINANCIAL INTERMEDIARIES

From time to time, the Fund and/or its Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries (“Financial Intermediaries”) pursuant to which the Financial Intermediary, which holds Fund shares in its name on behalf of its customers, may provide the following shareholder services: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer’s shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer’s account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of shares in a customer’s account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for shares. Customer orders are priced at the NAV for shares next determined after such order has been accepted by such customer’s Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

CUSTODIAN AND ACCOUNTING AGENT

BBH&Co., 140 Broadway, New York, New York 10005, is the custodian and accounting agent (“Custodian”) for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the NAV of the Fund.

The table below sets forth the fees paid by the Fund to the Custodian for the past three fiscal years ended June 30th. The figure in the “Net Custody and Fund Accounting Fees Paid” row represents the net amount paid to the Custodian, which includes the effect of the expense offset arrangement.

	2016	2015	2014
Custody and Fund Accounting Fees	$189,402	$188,430	$244,626
Expense Offset Arrangement	$6,053	$5,299	$4,949
Net Custody and Fund Accounting Fees Paid	$183,349	$183,131	$239,677

TRANSFER AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the transfer and dividend disbursing agent for the Fund and is responsible for maintaining the books and records detailing ownership of the Fund’s shares.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP’s principal address is 200 Berkeley Street, Boston, MA 02116.

NET ASSET VALUE

The NAV of the Fund is normally determined each day the NYSE is open for regular trading and the Federal Reserve banks are open for business. (As of the date of this SAI, the NYSE and banks are open every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of those holidays fall on a Saturday or Sunday.) This determination of the NAV of the Fund is made once during each such day as of the close of regular trading on the NYSE by subtracting from the value of the Fund’s total assets the amount of liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the NAV will remain constant at $1.00 per share and, although no assurance can be given that it will be able to do so on a continuing basis, the Investment Adviser employs specific investment policies and procedures to accomplish this result.

As a government money market fund, the Fund is permitted to value its assets by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. Although the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Fund would receive if the security were sold.

Pursuant to Rule 2a-7 under the 1940 Act, the Fund may use the amortized cost method of valuation subject to certain conditions and the determination by the Fund’s Board that such method is in the best interests of the Fund’s shareholders. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the shareholders and investors, the Board has established procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the NAV as computed for the purposes of distribution, redemption and repurchase, at a single value; (ii) the procedures include periodic review by the Board, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Fund’s net assets using amortized cost and the value of the Fund’s net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; (iv) the Board will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Fund’s  net assets by using available market quotations or reducing the value of interest in the Fund, to minimize any material dilution or other unfair results, which might arise from differences between the two methods of valuation; and (iv) the procedures include periodic testing of the Fund’s ability to maintain a stable NAV based upon certain hypothetical events, including changes in short-term interest rates, changes in shareholder redemptions, downgrades of or defaults on portfolio securities, and changes of spreads between yields on appropriate benchmarks.

Such conditions also generally require that: (i) investments be limited to instruments that the Board or its delegate determines present minimal credit risks; (ii) a dollar-weighted average portfolio maturity of not more than 60 days be maintained and no instrument is purchased with a remaining maturity of more than 397 days; (iii) the Fund’s available cash will be invested in such a manner as to reduce such maturity to 60 days or less as soon as is reasonably practicable, if the disposition of a  portfolio security results in a dollar-weighted average portfolio maturity of more than 60 days; (iv) a dollar-weighted average life of not more than 120 days; and (v) no more than 5% of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities).

It is expected that the Fund will have a positive net income at the time of each determination thereof. If for any reason the Fund’s net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account, which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

PURCHASES AND REDEMPTIONS

Orders received by a Financial Intermediary will be priced at the NAV next calculated after that Financial Intermediary, as an agent of the Fund, receives the request in good order from its clients. Generally, the Fund only accepts purchase orders that are paid for by federal funds wire transfer, however the Fund reserves the right in its sole discretion to accept purchase orders paid for by check. If the Fund accepts a purchase order submitted prior to 4:00 pm Eastern Time on a Business Day and that purchase order is paid for by check rather than federal funds wire transfer, the shareholder will begin earning dividends on the first Business Day following the day the Transfer Agent records the purchase. Redemption orders paid to the shareholder by check rather than federal funds wire transfer will earn dividends through the Business Day preceding the Business Day the Transfer Agent executes the redemption.

A confirmation of each purchase and redemption transaction is issued upon execution of that transaction.

The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

A shareholder’s right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE is closed for other than weekends and holidays or when regular trading on the NYSE is restricted as determined by the SEC by rule or regulation; (ii) during periods in which an emergency exists, which causes disposal of, or evaluation of the NAV of, the Fund’s portfolio securities to be unreasonable or impracticable; (iii) the Fund’s Board, including a majority of Independent Trustees, determines that the deviation between the Fund’s amortized cost price per share and the market-based NAV may result in material dilution or other unfair results; or (iv) for such other periods as the SEC may permit.

An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund’s minimum initial purchase requirements.

Lost Accounts. The Fund’s transfer and dividend disbursing agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or non-U.S. tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. You are urged to consult your own tax adviser.

This discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder, as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Taxation of the Fund. The Fund has elected to be treated and intends to qualify for treatment each year as a “regulated investment company” (“RIC”) under Subchapter M of the Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (ii) at the end of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the end of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to satisfy the qualifying income or diversification requirements described above in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, the Fund’s shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends-received deduction and non-corporate shareholders may be able to benefit from the lower tax rates applicable to qualified dividend income. Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31st of the current taxable year and certain other late-year losses.

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Losses generally may be carried forward indefinitely.

The Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least the sum of 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, plus certain other amounts. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax will be completely eliminated.

Taxation of Shareholders – Distributions. The Fund receives income generally in the form of interest on its investments. Any distributions by the Fund from such income will generally be taxable to you as ordinary income, whether you take them in cash or additional shares. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. If the Fund realizes any long-term capital gains, distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) will be taxable to you as long-term capital gain regardless of how long you have held your shares. Because the Fund’s income is expected to be derived primarily from interest rather than dividends, no portion of the Fund’s distributions is expected to be eligible for the corporate dividends-received deduction or to be treated as qualified dividend income, which for non-corporate shareholders is taxed at reduced rates. In addition, the Fund does not expect to be eligible to pay exempt interest dividends to shareholders, which means distributions of interest the Fund derives from state and local bonds will be taxable, even though such interest is generally exempt from tax if such bonds are held directly.

The Fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the period of your investment in the Fund.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

By law, the Fund must withhold and remit to the U.S. Treasury a portion of your taxable distributions (as “backup withholding”) if: (i) you do not provide your correct social security or taxpayer identification number; (ii) you are subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends; (iii) you have failed to certify that you are not subject to backup withholding; or (iv) you have failed to certify that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%.

Taxation of Fund Investments. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

If the Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to generate cash by disposing of its portfolio securities, potentially under disadvantageous circumstances (and potentially resulting in the recognition of additional taxable income), or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues as discussed above.

Interest or other income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund.

Redemption of Fund Shares

Redemptions of Fund shares are generally taxable transactions for federal and state income tax purposes, but a shareholder will not recognize a gain or loss on a redemption if the Fund maintains a stable NAV of $1.00 per share.

Foreign Shareholders

Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 (or, in certain cases, after later dates) to a shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above.

Non-U.S. Investors are encouraged to consult their tax advisor prior to investing in a Fund.

Certain Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC, such as the Fund, are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes

Distributions by the Fund to shareholders and the ownership of Fund shares may be subject to state and local taxes. Rules for state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. In some states, distributions paid from interest earned on direct obligations of the U.S. government may be exempt from personal income tax. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is (800) 575-1265.  The Amended and Restated Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Shareholders of the Fund are entitled to a full vote for each share held and to a fractional vote for each fractional share held. Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they choose to do so and in such event, the other shareholders in the Trust would not be able to elect any Trustee.  The Trust is not required and has no current intention to hold meetings of shareholders annually, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Amended and Restated Agreement and Declaration of Trust or By-laws.  Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.  Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders.  Shares have no preemptive or conversion rights.  The rights of redemption are described in the Prospectus.  Shares are fully paid and non-assessable by the Trust.  The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the Trust may, upon the approval of its Board, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder.  This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

Share certificates are not issued by the Trust.

The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trust’s Amended and Restated Agreement and Declaration of Trust provides that, at any meeting of shareholders of the Fund or each Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for all purposes of quorum requirements.

The Amended and Restated Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust’s Trustees individually but only upon the property of the Trust and that the Trust’s Trustees are not liable for any action or failure to act. Notwithstanding the foregoing, nothing in the Amended and Restated Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

With respect to the Fund, the Trust may, in the future, seek to achieve the Fund’s investment objective by investing all of the Fund’s investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the Fund would no longer directly require investment advisory services and therefore, would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. Such an investment would be made only if the Trustees believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Trust is requested to vote on matters pertaining to the investment company, the Trust would hold a meeting of the Fund’s shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund’s shareholders.

However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund’s shareholders with respect to: (a) any proposal relating to the investment company in which the Fund’s assets were invested, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund; or (b) any proposal with respect to the investment company that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

The securities in which the Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible, transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions given the market environment at the time.

In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors, including: the broker’s ability to execute orders without disturbing the market price; the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the broker’s financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any “affiliated person” (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

The Trustees review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

CREDIT QUALITY

The Fund will limit its portfolio investments to those U.S. dollar-denominated securities that are, at the time of acquisition, “eligible securities,” as defined in Rule 2a-7 (“Eligible Securities”). Government securities and securities issued by a registered investment company that is a money market fund are, by definition, Eligible Securities. All other securities are Eligible Securities only if: (i) they have a remaining maturity of 397 calendar days or less and; (ii) are determined to present minimal credit risks to the fund. After acquisition, the Adviser will provide ongoing, frequent review and monitoring of whether each security (other than government securities) continues to present minimal credit risks.

The minimal credit risk determination must include analysis of the capacity of each security’s issuer or guarantor (including the provider of a conditional demand feature, where applicable) to meet its financial obligations. In making such determination, the Adviser will consider all factors that it deems relevant to the capacity of the issuer or guarantor to meet its financial obligations. The Adviser’s analysis, however, must include, to the extent appropriate, consideration of the following factors with respect to the security’s issuer or guarantor:

•	Financial condition;
•	Sources of liquidity;
•	Ability to react to future market-wide and issuer- or guarantor-specific events including ability to repay debt in a highly adverse situation; and

•	Strength of the issuer or guarantor’s industry within the economy and relative to economic trends and the issuer or guarantor’s competitive position with its industry.

The Adviser will not consider just the individual risks of the security, but also the overall impact of adding that security to the Fund in light of the Fund’s other holdings. This consideration will involve an examination of all factors deemed relevant by the Adviser, including: (i) correlation of risk among the securities held or purchased; (ii) the credit risks associated with market-wide stresses; or (iii) specific security credit or liquidity disruptions.

A security that is subject to a guarantee may be determined to be an Eligible Security if the guarantee itself is an Eligible security, provided however, that the issuer of the guarantee, or another institution, has undertaken to promptly notify the holder of the security in the event the guarantee is substituted with another guarantee (if such substitution is permissible under the terms of the guarantee).

A security that is subject to a conditional demand feature (the “Underlying Security”) may be determined to be an Eligible Security only if:

•	the conditional demand feature is an Eligible Security;
•	the Underlying Security or guarantee may have a remaining maturity of more than 397 calendar days;
•	at the time of the acquisition of the Underlying Security, the Adviser determined that there is minimal risk that the circumstances that would result in the conditional demand feature not be exercisable will occur; and
o	the conditions limiting exercise either can be monitored readily by the Fund or relates to the taxability, under federal, state or local law, of the interest payments on the security; or
o	the terms of the conditional demand feature require that the Fund will receive notice of the occurrence of the condition and the opportunity to exercise the demand feature in accordance with its terms; and
•	the issuer of the conditional demand feature, or another institution, has undertaken to promptly notify the holder of the security in the event the conditional demand feature is substituted with another conditional demand feature (if such substitution is permissible under the terms of the conditional demand feature).

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” (as defined in the 1940 Act) currently means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent registered public accounting firm.

With respect to the securities offered by the Fund, this SAI and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-551-8090. Additionally, this information is available on the SEC’s website at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

A copy of the Amended and Restated Agreement and Declaration of Trust establishing the Trust is on file in the office of the Secretary of the State of Delaware.

FINANCIAL STATEMENTS

The Annual Report of the Fund dated June 30, 2016 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Fund’s Annual Report, which also contains performance information of the Fund, is available, upon request, without charge, to each person receiving this SAI.

APPENDIX – LISTING OF SERVICE PROVIDERS AND VENDORS

The following is a list of persons other than the Investment Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Legal Counsel

Morgan, Lewis & Bockius LLP

Service Providers

ALPS Distributors, Inc.

ALPS Fund Services, Inc.

Security Pricing Services

Interactive Data Corp.

ITG, Inc.

Reuters, Inc.

Ratings Agencies

Moody’s Investor Services

Standard & Poor’s

Fitch, Inc.

Part C: Other Information

BBH TRUST

Item 28.	Exhibits
(a)	(1)	Conformed copy of the Certificate of Trust of BBH Trust (the “Registrant”), dated October 28, 2005.	(1)
(a)	(2)	Conformed copy of the Agreement and Declaration of Trust of the Registrant, dated October 28, 2005.	(1)
(a)	(3)	Conformed copy of the Amended and Restated Agreement and Declaration of Trust of the Registrant, dated December 8, 2006.	(2)
(a)	(4)	Conformed copy of the Amended and Restated Agreement and Declaration of Trust of the Registrant, dated August 10, 2016.	(19)
(b)		Copy of the By-Laws of the Registrant, dated October 28, 2005.	(1)
(c)		Not applicable.
(d)	(1)	Conformed copy of the Investment Advisory and Administrative Services Agreement between Brown Brothers Harriman & Co. (“BBH&Co.”) and the Registrant, dated February 1, 2007.	(3)
(d)	(2)	Amended Annual Fee Schedule, dated September 23, 2015, to the Investment Advisory and Administrative Services Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(17)
(d)	(3)	Conformed copy of the Sub-advisory Agreement between BBH&Co. and Walter Scott & Partners Limited (“Walter Scott”), with respect to the BBH International Equity Fund, dated February 1, 2009.	(14)
(d)	(4)	Conformed copy of the Sub-advisory Agreement between BBH&Co. and Mondrian Investment Partners Limited (“Mondrian”), with respect to the BBH International Equity Fund, dated July 12, 2011.	(8)
(e)	(1)	Conformed copy of the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(10)
(e)	(2)	Conformed copy of Amendment No. 4, dated May 28, 2015, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(17)
(e)	(3)	Conformed copy of Amendment No. 5, dated April 1, 2016, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	*
(f)		Not applicable.
(g)	(1)	Conformed copy of the Custodian Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(g)	(2)	Conformed copy of the First Amendment, dated September 11, 2012, to the Custodian Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(11)
(h)	(1)	Conformed copy of the Accounting Agency Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(h)	(2)	Appendix A, as amended September 10, 2014, to the Accounting Agency Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(15)

(h)	(3)	Conformed copy of the Transfer Agency and Services Agreement between ALPS Fund Services Inc. and the Registrant, dated October 5, 2009.	(5)
(h)	(4)	Appendix A, as amended September 10, 2014, to the Transfer Agency and Services Agreement between ALPS Fund Services, Inc. and the Registrant, dated October 5, 2009.	(15)
(h)	(5)	Conformed copy of the Shareholder Servicing Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(h)	(6)	Appendix A, as amended September 23, 2015, to the Shareholder Servicing Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(17)
(h)	(7)	Conformed copy of the Expense Limitation Agreement between BBH&Co. and the Registrant, dated July 14, 2010.	(13)
(h)	(8)	Schedule A, as amended December 2, 2015, to the Expense Limitation Agreement between BBH&Co. and the Registrant, dated July 14, 2010.	(18)
(i)	(1)	Conformed copy of the Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, dated October 28, 2015, relating to shares of the BBH Money Market Fund.	(17)
(i)	(2)	Conformed copy of Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, dated February 27, 2015, relating to shares of BBH Core Select, BBH Global Core Select, BBH International Equity Fund, BBH Intermediate Municipal Bond Fund and BBH Limited Duration Fund.	(16)
(j)		Conformed copy of the Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.	*
(k)		Audited Financial Statements as of December 31, 2012, for BBH Global Funds, LLC, on behalf of Global Core Select, the predecessor fund to BBH Global Core Select.	(13)
(l)		Conformed copy of the Initial Capital of Understanding, dated March 16, 2007.	(3)
(m)	(1)	Rule 12b-1 Plan of the Registrant, dated June 23, 2010.	(6)
(m)	(2)	Schedule A, dated March 8, 2013, to the Rule 12b-1 Plan of the Registrant, dated June 23, 2010.	(13)
(n)	(1)	Registrant’s Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated June 23, 2010.	(6)
(n)	(2)	Appendix A, as amended September 10, 2015, to the Registrant’s Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated June 23, 2010.	(16)
(o)		Reserved.
(p)	(1)	Code of Ethics for the Registrant, dated July 3, 2013.	(14)
(p)	(2)	Code of Ethics for BBH&Co., dated October 19, 2012.	(12)
(p)	(3)	Code of Ethics for Mondrian, dated January 2012.	*
(p)	(4)	Code of Ethics for Walter Scott, dated December 2014.	*
(p)	(5)	Code of Ethics for ALPS Distributors, Inc., dated July 1, 2010.	(7)
(q)	(1)	Conformed copies of Powers of Attorney of the Trustees of the Registrant, dated December 11, 2006.	(2)
(q)	(2)	Conformed copies of Powers of Attorney of the Officers of the Registrant, dated December 11, 2006.	(2)

(q)	(3)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated July 20, 2010.	(6)
(q)	(4)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated April 1, 2011.	(8)
(q)	(5)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated June 29, 2011.	(8)
(q)	(6)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated December 7, 2011.	(9)
(q)	(7)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated October 27, 2014.	(15)

(1)	Response is incorporated by reference to Registrant’s initial Registration Statement, filed on October 31, 2005.
(2)	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2, filed on January 18, 2007.
(3)	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 3, filed on March 19, 2007.
(4)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3, filed on October 28, 2008.
(5)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8, filed on February 26, 2010.
(6)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9, filed on July 20, 2010.
(7)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 15, filed on October 28, 2010.
(8)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 18, filed on July 28, 2011.
(9)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on December 22, 2011.
(10)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on February 28, 2012.
(11)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25, filed on October 29, 2012.
(12)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 30, filed on February 28, 2013.

(13)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 33, filed on March 28, 2013.
(14)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 35, filed on October 29, 2013.
(15)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 44, filed on October 28, 2014.
(16)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 49, filed on March 2, 2015.
(17)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed on October 28, 2015.
(18)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 60, filed on February 29, 2016.
(19)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 62, filed on August 24, 2016.
(*)	Filed herewith.

Item 29.	Persons Controlled or Under Common Control with the Fund

None.

Item 30.	Indemnification

Subject to Article VII, Section 4 of the Registrant’s Amended and Restated Declaration of Trust, the Trust shall indemnify (from the assets of one or more Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representatives, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered

Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article VII and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Covered Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. In making any determination regarding any person's entitlement of indemnification hereunder, it shall be presumed that such person is entitled to indemnification, and the Trust shall have the burden of proving the contrary.

Insofar as indemnification liabilities arising under the Securities Act of 1933 (the “1933 Act”), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of the Investment Adviser
(a)	Investment Adviser – Brown Brothers Harriman & Co. through a separately identifiable department

Brown Brothers Harriman & Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to each of the Registrant’s series through a separately identifiable department (the “SID”). The SID is registered with the SEC under the Advisers Act.

The list required by this Item 31 of officers and directors of the SID, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years is incorporated by reference to Schedules A and D of Form ADV filed by the SID pursuant to the Advisers Act (SEC File No. 801-60256).

(b)	Sub-Adviser – Mondrian Investment Partners Limited

Mondrian Investment Partners Limited (“Mondrian”), serves as an investment sub-adviser to the BBH International Equity Fund. Mondrian is located at 10 Gresham Street, London EC2V 7JD UK.

The list required by this Item 31 of officers and directors of Mondrian, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by Mondrian pursuant to the Advisers Act (SEC File No. 801-37702).

Sub-Adviser – Walter Scott & Partners Limited

Walter Scott & Partners Limited (“Walter Scott”), serves as an investment sub-adviser to the BBH International Equity Fund. Walter Scott is located at One Charlotte Square, Edinburgh, EH2 4DR Scotland, UK.

The list required by this Item 31 of officers and directors of Walter Scott, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by Walter Scott pursuant to the Advisers Act (SEC File No. 801-19420).

Item 32.	Principal Underwriters
(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Columbia ETF Trust I, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF Trust, ETFS Trust, EGA Emerging Global Shares Trust, Elevation ETF Trust, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY Next Shares, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Owlshares ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Taylor Ames	Vice President	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

Item 33.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110
Brown Brothers Harriman & Co.	140 Broadway New York, NY 10005
Walter Scott & Partners, Limited (for BBH International Equity Fund only)	One Charlotte Square, Edinburgh, EH2 4DR Scotland, UK
Mondrian Investment Partners Limited (for BBH International Equity Fund only)	5th Floor, 10 Gresham Street London, England EC2V 67JD, UK
ALPS Distributors Inc.	1290 Broadway, Suite 1100, Denver, CO 80203
ALPS Funds Services, Inc.	1290 Broadway, Suite 1100, Denver, CO 80203

Item 34.	Management Services

Other than as set forth under the caption “Investment Adviser and Fund Administrator” in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 35.	Undertakings

Not applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment No. 63 to the registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of New York, New York, on the 28th day of October 2016.

BBH TRUST

By:	/s/ Jean-Pierre Paquin
Jean-Pierre Paquin, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Jean-Pierre Paquin	President (Principal Executive Officer)	October 28, 2016
Jean-Pierre Paquin

	Trustee	October 28, 2016
H. Whitney Wagner*

	Trustee	October 28, 2016
Andrew S. Frazier*

	Trustee	October 28, 2016
Mark M. Collins*

	Trustee	October 28, 2016
John M. Tesoro*

	Trustee	October 28, 2016
Susan C. Livingston*

	Trustee	October 28, 2016
John A. Gehret*

/s/ Charles H. Schreiber	Treasurer (Principal Financial Officer)	October 28, 2016
Charles H. Schreiber

/s/ Suzan M. Barron	Secretary	October 28, 2016
By: Suzan M. Barron, Attorney in Fact

*Signed by Suzan M. Barron pursuant to powers of attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Exhibit
EX-99.E(3)	Conformed copy of Amendment No. 5, dated April 1, 2016, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.
EX-99.J	Conformed copy of the Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.
EX-99.P(3)	Code of Ethics for Mondrian, dated January 2012.
EX-99.P(4)	Code of Ethics for Walter Scott, dated December 2014.